UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2010

IVAX Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14798	11-3500746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2140 North Miami Avenue, Miami, Florida		33127
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 305-324-2300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2010 Annual Meeting of Stockholders of IVAX Diagnostics, Inc. (the “Company”) was held on June 10, 2010. The only proposal submitted to a vote of the Company’s stockholders at the meeting was the election of two directors to the Company’s Board of Directors, each to serve for a three-year term expiring at the Company’s 2013 Annual Meeting of Stockholders. The two director nominees were elected by the Company’s stockholders by the following votes:

Director	Votes For	Votes Withheld	Broker Non-Votes

Laurent Le Portz	20,439,231	52,288	0
Lawrence G. Meyer	20,055,540	435,979	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2010	IVAX Diagnostics, Inc.

	By:	/s/ Charles Struby
		Name:	Charles Struby,
		Title:	Chief Executive Officer and President